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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT 1934

        Date of Report (date of earliest event reported): October 6, 2005

                                 PACIFICNET INC.
               (Exact name of registrant as specified in charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

       000-24985                                           91-2118007
(Commission File Number)                       (IRS Employer Identification No.)

                  601 NEW BRIGHT BUILDING, 11 SHEUNG YUET ROAD,
                         KOWLOON BAY, KOWLOON, HONG KONG
--------------------------------------------------------------------------------
              (Address of principal executive offices and zip Code)

                                011-852-2876-2900
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               (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
          STANDARD; TRANSFER OF LISTING.

The common stock, par value $0.0001 per share (the "Common Stock"), of PacificNet Inc. (the "Company"), commenced trading on the NASDAQ National Market as of October 6, 2005. The Common Stock, which was trading on the NASDAQ SmallCap Market, will continue to trade under the ticker symbol "PACT" on the NASDAQ National Market.

The information in this Report, including the exhibit, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. It shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

      Exhibit No.          Description
      -----------          -----------

          99.1             Press Release, dated October 5, 2005.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PACIFICNET INC.




                                          By: /s/ Victor Tong
                                              ----------------------------
                                              Name: Victor Tong
                                              Title: President

Dated: October 10, 2005





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                                  EXHIBIT INDEX

       Exhibit No.         Description
       -----------         -----------

          99.1             Press Release, dated October 5, 2005.